Exhibit 99.2

JOE’S JEANS LICENSING

(A CARVE-OUT OF JOE’S JEANS INC.)

COMBINED FINANCIAL STATEMENTS

F-1

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Shareholders

of Joe’s Jeans Inc.

We have audited the accompanying combined financial statements of Joe’s Jeans Licensing (a carve-out of Joe’s Jeans Inc.), which comprise the combined balance sheets as of November 30, 2014, 2013 and 2012 and the related combined statements of operations, changes in invested equity and cash flows for the years then ended, and the related notes to the combined financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America as established by the Auditing Standards Board (United States) and in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Joe’s Jeans Licensing as of November 30, 2014, 2013 and 2012, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

New York, New York

September 25, 2015

F-2

JOE’S JEANS LICENSING

(A CARVE-OUT OF JOE’S JEANS INC.)

COMBINED BALANCE SHEETS

	May 31,	November 30,	November 30,	November 30,
	2015	2014	2013	2012
	(Unaudited)
Assets
Current Assets
Accounts Receivable	$124,021	$166,720	$223,850	$228,514
Deferred Tax Asset	19,215	19,215	16,339	12,049
Current Assets	143,236	185,935	240,189	240,563

Trademark	24,000,000	24,000,000	24,000,000	24,000,000
Goodwill	3,835,617	3,835,617	3,835,617	3,835,617
Total Assets	$27,978,853	$28,021,552	$28,075,806	$28,076,180

Liabilities and Invested Equity
Liabilities
Deferred Revenue	$-	$118,750	$-	$-
Current Liabilities	-	118,750	-	-

Deferred Tax Liability	9,156,336	9,156,336	9,156,336	9,156,336
Total Liabilities	9,156,336	9,275,086	9,156,336	9,156,336

Commitments and Contingencies

Invested Equity
Invested Equity	18,822,517	18,746,466	18,919,470	18,919,844
Total Invested Equity	18,822,517	18,746,466	18,919,470	18,919,844

Total Liabilities and Invested Equity	$27,978,853	$28,021,552	$28,075,806	$28,076,180

See Accompanying Notes to Combined Financial Statements.

F-3

JOE’S JEANS LICENSING

(A CARVE-OUT OF JOE’S JEANS INC.)

COMBINED STATEMENTS OF OPERATIONS

	Three Months Ended May 31,		Six Months Ended May 31,		Years Ended November 30,
	2015	2014	2015	2014	2014	2013	2012
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Royalties	$69,026	$295,547	$392,865	$454,419	$1,039,012	$868,734	$653,510

Operating Expenses
General and Administrative	17,118	31,372	34,233	62,743	140,589	104,750	90,145
Total Operating Expenses	17,118	31,372	34,233	62,743	140,589	104,750	90,145

Income Before Taxes	51,908	264,175	358,632	391,676	898,423	763,984	563,365

Income Tax Expense	19,829	100,915	136,997	149,620	342,761	291,471	214,932

Net Income	$32,079	$163,260	$221,635	$242,056	$555,662	$472,513	$348,433

See Accompanying Notes to Combined Financial Statements.

F-4

JOE’S JEANS LICENSING

(A CARVE-OUT OF JOE’S JEANS INC.)

STATEMENTS OF CHANGES IN INVESTED EQUITY

Invested Equity
Balance, December 1, 2011	$18,508,210

Net Contributions From Parent	63,201
Net Income	348,433

Balance, November 30, 2012	18,919,844

Net Distributions To Parent	(472,887)
Net Income	472,513

Balance, November 30, 2013	18,919,470

Net Distributions To Parent	(728,666)
Net Income	555,662

Balance, November 30, 2014	18,746,466

Net Distributions To Parent (Unaudited)	(145,584)
Net Income	221,635

Balance, May 31, 2015 (unaudited)	$18,822,517

See Accompanying Notes to Combined Financial Statements.

F-5

JOE’S JEANS LICENSING

(A CARVE-OUT OF JOE’S JEANS INC.)

COMBINED STATEMENTS OF CASH FLOWS

	Six Months Ended May 31,		Years Ended November 30,
	2015	2014	2014	2013	2012
	(Unaudited)	(Unaudited)
Cash Flows from Operating Activities:
Net income	$221,635	$242,056	$555,662	$472,513	$348,433
Changes in operating assets and liabilities:
Accounts receivable	42,699	10,303	57,130	4,664	(228,514)
Deferred taxes	-	-	(2,876)	(4,290)	(183,120)
Deferred revenue	(118,750)	-	118,750	-	-
Net cash (used in) provided by operating activities	145,584	252,359	728,666	472,887	(63,201)

Cash Flows from Financing Activities:
Net (distributions to) contributions from parent	(145,584)	(252,359)	(728,666)	(472,887)	63,201
Net cash (used in) provided by financing activities	(145,584)	(252,359)	(728,666)	(472,887)	63,201

Net Change in Cash	-	-	-	-	-
Cash - Beginning of period	-	-	-	-	-
Cash - End of period	$-	$-	$-	$-	$-

See Accompanying Notes to Combined Financial Statements.

F-6

JOE’S JEANS LICENSING

(A CARVE-OUT OF JOE’S JEANS INC.)

NOTES TO COMBINED FINANCIAL STATEMENTS

NOVEMBER 30, 2014, 2013 AND 2012

(Information as of May 31, 2015 and for the three and six months ended May 31, 2015 and 2014 is unaudited)

NOTE 1 – BACKGROUND

The accompanying combined financial statements include the historical revenues of the Joe’s Jeans Licensing Business (“Joe’s Jeans Licensing” or the “Business”) of Joe’s Jeans Inc. (“Joe’s” or the “Parent”), which includes the Joe’s tradename and related licenses. The Joe’s Jeans Licensing fiscal year end is November 30. Each fiscal year, as presented, is 52 weeks.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying combined financial statements have been prepared on a stand-alone basis and are derived from the financial statements and accounting records of Joe’s Jeans Inc. and its subsidiaries. The Joe’s Jeans Licensing financial statements reflect its financial position, results of operations and cash flows as it was historically managed, in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Joe’s Jeans Licensing financial statements include certain assets and liabilities that have historically been held at the Parent corporate or subsidiary level, but are specifically identifiable or otherwise attributable to the Business.

On September 8, 2015, the Business entered into an agreement with Sequential Brands Group, Inc., a Delaware corporation (“Sequential”), and Joe’s Holdings LLC, a newly formed Delaware limited liability company and subsidiary of Sequential (“Joe’s Holdings”), as part of a series of transactions by the Parent, pursuant to which Joe’s Holdings, among other things, purchased certain intellectual property assets used or held for use in the Business operated under the brand names “Joe’s Jeans,” Joe’s,” “Joe’s JD” and “else” (the “Joe’s Business”) for an aggregate cash purchase price of $67.0 million (the “Asset Sale Agreement”).

On September 11, 2015, the Parent completed the sale of the Joe’s Business pursuant to the Asset Sale Agreement.

All intercompany transactions between the Business and the Parent have been included in its financial statements and are considered to be effectively settled in the financial statements. The net effect of the settlement of these intercompany transactions is reflected in our combined statements of cash flows as a financing activity and in the combined statements of changes in invested equity as “Net contributions from (distributions to) Parent.”

The historical costs and expenses reflected in the combined financial statements include an allocation for certain corporate and shared service functions historically provided by the Parent including, but not limited to, executive oversight, accounting, treasury, tax, legal, human resources, occupancy, procurement, information technology, and other shared services. These expenses have been allocated to Joe’s Jeans Licensing on the basis of royalties as a percentage of net revenues of the Parent.

The management of the Business believes the assumptions underlying the financial statements, including the assumptions regarding allocating general corporate expenses from the Parent are reasonable. Nevertheless, the combined financial statements may not include all of the actual expenses that would have been incurred had the Business operated as a stand-alone company during the periods presented and may not reflect its results of operations, financial position and cash flows had it been operated as a stand-alone company during the periods presented. Actual costs that would have been incurred if the Business had operated as a stand-alone company would depend on multiple factors, including organizational structure and strategic decisions made in various areas, including information technology and infrastructure.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from estimates.

F-7

JOE’S JEANS LICENSING

(A CARVE-OUT OF JOE’S JEANS INC.)

NOTES TO COMBINED FINANCIAL STATEMENTS

NOVEMBER 30, 2014, 2013 AND 2012

(Information as of May 31, 2015 and for the three and six months ended May 31, 2015 and 2014 is unaudited)

Accounts Receivable

Accounts receivable are recorded net of allowances for doubtful accounts. The policy of the Business is to provide for uncollectible accounts based on its best estimate of the amount of probable credit losses in its existing accounts receivable. The Business periodically reviews its accounts receivable to determine whether an allowance for doubtful accounts is necessary based on an analysis of past due accounts and other factors that may indicate that the realization of an account may be in doubt. Account balances deemed to be uncollectible are charged to the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Business has deemed it unnecessary to establish an allowance for doubtful accounts as of May 31, 2015, November 30, 2014, 2013 and 2012.

Revenue Recognition

The Business has entered into various license agreements that provide revenues based on guaranteed minimum royalty payments and additional revenues based on a percentage of defined sales. Guaranteed minimum royalty payments are recognized on a straight-line basis over the term of each contract year, as defined, in each license agreement. Royalty payments exceeding the guaranteed minimum royalty payments are recognized as income during the period corresponding to the licensee's sales. Payments received as consideration of the grant of a license are recorded as deferred revenue at the time payment is received and recognized ratably as revenue over the term of the license agreement. Advanced royalty payments are recorded as deferred revenue at the time payment is received and recognized as revenue as earned. Revenue is not recognized unless collectability is reasonably assured.

Income Taxes

The provision for income taxes is calculated as if the Business completed a separate tax return apart from its Parent, although the Business was included in the Parent’s U.S. federal and state income tax returns. Deferred tax assets and liabilities are recognized principally for the expected tax consequences of temporary differences between the tax basis of assets and liabilities and their reported amounts, using currently enacted tax rates. Tax attributes utilized by the Parent are treated as transactions between the Business and the Parent.

Concentration of Credit Risk

Financial instruments that potentially subject the Business to concentrations of credit risk consist of accounts receivable. Concentration of credit risk with respect to accounts receivable is minimal due to the collection history and the nature of the royalty revenues of the Business.

Customer Concentrations

During the year ended November 30, 2014, two licensees accounted for 45% and 40%, respectively, of the revenues of the Business. During the years ended November 30, 2013 and 2012, one licensee accounted for 74% of the revenues of the Business.

During the three months ended May 31, 2015, one licensee accounted for 81% of the revenues of the Business. During the six months ended May 31, 2015, one licensee accounted for 52% of the revenues of the Business.

Fair Value of Financial Instruments

The carrying amounts of accounts receivable approximate fair value due to their short term nature. As of November 30, 2014, 2013 and 2012 and May 31, 2015, there are no assets or liabilities required to be remeasured at fair value on a recurring basis.

Impairment of Indefinite-Lived Assets

The Business assesses the impairment of identifiable intangibles and goodwill annually or whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Factors considered important that could trigger an impairment review other than on an annual basis include the following:

F-8

JOE’S JEANS LICENSING

(A CARVE-OUT OF JOE’S JEANS INC.)

NOTES TO COMBINED FINANCIAL STATEMENTS

NOVEMBER 30, 2014, 2013 AND 2012

(Information as of May 31, 2015 and for the three and six months ended May 31, 2015 and 2014 is unaudited)

•	A significant underperformance relative to expected historical or projected future operating results;

•	A significant change in the manner of the use of the acquired asset or the strategy for the overall business; or

•	A significant negative industry or economic trend.

Business acquisitions are accounted for under the acquisition method by assigning the purchase price to tangible and intangible assets acquired and liabilities assumed. Assets acquired and liabilities assumed are recorded at their fair values and the excess of the purchase price over the amounts assigned is recorded as goodwill. Purchased intangible assets, such as customer relationships and designs, with finite lives are amortized over their estimated useful lives. Goodwill and other intangible assets, such as trademarks, with indefinite lives are not amortized but are tested at least annually for impairment.

In fiscal 2007, the Parent acquired, through merger, JD Holdings, which included all of the goodwill and intangible assets related to the Joe’s®, Joe’s Jeans™ and JD® logo and marks. The Parent had assigned an indefinite life to the remaining intangible assets relating to the trademarks acquired, and therefore, no amortization expense has been recognized.

Indefinite-lived intangible assets are tested for impairment on an annual basis (September 30) and between annual tests if an event occurs or circumstances change that indicate that the carrying amount of the indefinite-lived intangible asset may not be recoverable. When conducting our annual indefinite-lived intangible asset impairment assessment, we initially perform a qualitative evaluation of whether it is more likely than not that the asset is impaired. If it is determined by a qualitative evaluation that it is more likely than not that the indefinite-lived intangible asset is impaired, we then test the asset for recoverability. Recoverability of indefinite-lived intangible assets to be held and used is measured by a comparison of the carrying amount of such asset to future discounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. No impairment was recorded in the periods ended November 30, 2014, 2013 and 2012 and May 31, 2015 and May 31, 2014.

Goodwill is tested for impairment at the reporting unit level (operating segment or one level below an operating segment) on an annual basis (September 30) and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. When conducting our annual goodwill impairment assessment, we initially perform a qualitative evaluation of whether it is more likely than not that goodwill is impaired. If it is determined by a qualitative evaluation that it is more likely than not that goodwill is impaired, we then apply a two-step impairment test. The two-step impairment test first compares the fair value of our reporting unit to its carrying or book value. If the fair value of the reporting unit exceeds its carrying value, goodwill is not impaired and we are not required to perform further testing. If the carrying value of the reporting unit exceeds its fair value, we determine the implied fair value of the reporting unit's goodwill and, if the carrying value of the reporting unit's goodwill exceeds its implied fair value, then an impairment loss equal to the difference is recorded in the combined statements of operations.  No impairment was recorded in the periods ended November 30, 2014, 2013 and 2012 and May 31, 2015 and May 31, 2014.

NOTE 3 – RELATED PARTY TRANSACTIONS

Albert Dahan

In October 2011, the Business entered into an agreement with Ever Blue LLC, or Ever Blue, an entity for which Albert Dahan is the sole member, for the sale of children’s products. Albert Dahan is the brother of Joe Dahan, who was, until September 11, 2015, the Parent’s Creative Director and a member of the Parent’s Board of Directors. Ever Blue has an exclusive right to produce, distribute and sell children’s products bearing the Joe’s® brand on a worldwide basis, subject to certain limitations on the channels of distribution. In exchange for the license, Ever Blue pays to the Business a royalty on net sales with certain guaranteed minimum sales for each term. In connection with this agreement, the Parent provided initial funding to Ever Blue for inventory purchases, which such amount has been repaid in full. For the fiscal years ended November 30, 2014, 2013 and 2012, we recognized $414,000, $617,000 and $505,000, respectively, in royalty income under the license agreement. For the three months ended May 31, 2015 and 2014, we recognized $13,000 and $248,000, respectively, in royalty income under the license agreement. For the six months ended May 31, 2015 and 2014, we recognized $45,000 and $308,000, respectively, in royalty income under the license agreement.

NOTE 4 – INCOME TAXES

The provision (benefit) for income taxes is as follows:

F-9

JOE’S JEANS LICENSING

(A CARVE-OUT OF JOE’S JEANS INC.)

NOTES TO COMBINED FINANCIAL STATEMENTS

NOVEMBER 30, 2014, 2013 AND 2012

(Information as of May 31, 2015 and for the three and six months ended May 31, 2015 and 2014 is unaudited)

	Three Months Ended May 31,		Six Months Ended May 31,		Years Ended November 30,
	2015	2014	2015	2014	2014	2013	2012
Current:
Federal	$16,564	$84,298	$102,895	$124,984	$289,125	$247,706	$191,544
State	3,265	16,617	22,558	24,636	56,511	48,055	35,436
	19,829	100,915	125,453	149,620	345,636	295,761	226,980
Deferred:
Federal	-	-	11,544	-	(2,875)	(4,290)	(12,048)
State	-	-	-	-	-	-	-
	-	-	11,544	-	(2,875)	(4,290)	(12,048)
Total	$19,829	$100,915	$136,997	$149,620	$342,761	$291,471	$214,932

Net deferred tax assets result from the following temporary differences between the book and tax basis of assets and liabilities:

	May 31,	November 30,	November 30,	November 30,
	2015	2014	2013	2012
Current:
Deferred tax assets:
State tax deduction	$19,215	$19,215	$16,339	$12,049
Net current deferred tax assets	19,215	19,215	16,339	12,049
Noncurrent:
Deferred tax liabilities:
Deferred state taxes	513,264	513,264	513,264	513,264
Long lived intangible asset	(9,669,600)	(9,669,600)	(9,669,600)	(9,669,600)
Net noncurrent deferred tax liability	$(9,156,336)	$(9,156,336)	$(9,156,336)	$(9,156,336)

A valuation allowance is required when it is more likely than not that all or a portion of a deferred tax asset will not be realized. Annually, management reassesses the need for a valuation allowance. Realization of deferred income tax assets is dependent upon taxable income in prior carryback years, estimates of future taxable income, tax planning strategies and reversals of existing taxable temporary differences. Based on its assessment of these items as of May 31, 2015 and November 30, 2014, 2013 and 2012, the Parent determined that the deferred tax assets were more likely than not to be realized.

The reconciliation of the effective income tax rate to the federal statutory rate for the years ended is as follows:

	Years Ended November 30,
	2014	2013	2012
Computed tax provision at statutory rate	34.00%	34.00%	34.00%
State income tax	4.15%	4.15%	4.15%
Effective tax rate	38.15%	38.15%	38.15%

F-10

JOE’S JEANS LICENSING

(A CARVE-OUT OF JOE’S JEANS INC.)

NOTES TO COMBINED FINANCIAL STATEMENTS

NOVEMBER 30, 2014, 2013 AND 2012

(Information as of May 31, 2015 and for the three and six months ended May 31, 2015 and 2014 is unaudited)

The Parent is subject to U.S. federal income tax as well as income tax in multiple state jurisdictions. To the extent allowed by law, the tax authorities may have the right to examine prior periods where net operating losses were generated and carried forward, and make adjustments up to the amount of the net operating loss carryforward amount. The Parent is no longer subject to U.S. federal and California income tax examinations by tax authorities for years prior to fiscal 2011. The Parent is not currently being examined by any tax authorities.

As of the respective balance sheet dates, the Business did not provide for a liability for unrecognized tax benefits related to various federal and state income tax matters.

NOTE 5 – SUBSEQUENT EVENTS

The Business evaluated subsequent events and transactions that occurred after the combined balance sheet date up through September 25, 2015, the date that the combined financial statements were available to be issued, for potential recognition or disclosure. Any material events that occur between the combined balance sheet date and the date that the combined financial statements were issued are disclosed as subsequent events, while the combined financial statements are adjusted to reflect any conditions that existed at the balance sheet date. Based upon this review, except as discussed below, the Business did not identify any recognized or non-recognized subsequent events that would have required adjustment to or disclosure in the combined financial statements.

F-11